UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-04980

TCW Strategic Income Fund, Inc.

(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800, Los Angeles, CA	90017

(Address of principal executive offices)	(Zip code)

Patrick W. Dennis, Esq. Assistant Secretary 865 South Figueroa Street, Suite 1800 Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(213) 244-0000

Date of fiscal year end:	December 31, 2018

Date of reporting period:	September 30, 2018

Item 1.     Schedule of Investments. – The Schedule of Investments is filed herewith.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2018 (UNAUDITED)

Issues	Maturity Date	Principal Amount	Value
FIXED INCOME SECURITIES—100.1% of Net Assets
ASSET-BACKED SECURITIES—11.6%
321 Henderson Receivables LLC (17-1A-A) 3.99%(1)	08/16/60	246,827	$243,344
A Voce CLO, Ltd. (14-1A-A1R) 3.50% (3 mo. USD LIBOR + 1.160%)(1),(2)	07/15/26	1,400,000	1,400,142
AMMC CLO (16-19A-A) 3.84% (3 mo. USD LIBOR + 1.500%)(1),(2)	10/15/28	1,370,000	1,371,416
AMUR Finance I LLC (13-1) 10.00%(3)	01/25/22	777,891	241,135
AMUR Finance I LLC (13-2) 10.00%(3)	03/20/24	529,571	174,750
Babson CLO, Ltd. (13-IA-AR) 3.15% (3 mo. USD LIBOR + 0.800%)(1),(4)	01/20/28	640,000	637,675
Barings CLO, Ltd. (18-3A-A1) 3.02%(1),(4)	07/20/29	675,000	671,476
Bayview Commercial Asset Trust (03-2-A) 3.09% (1 mo. USD LIBOR + 0.870%)(1),(2)	12/25/33	491,671	485,855
Bayview Commercial Asset Trust (04-1-A) 2.76% (1 mo. USD LIBOR + 0.540%)(1),(2)	04/25/34	411,408	408,169
Bayview Commercial Asset Trust (04-2-A) 2.65% (1 mo. USD LIBOR + 0.645%)(1),(2)	08/25/34	415,102	408,197
Bayview Commercial Asset Trust (04-3-A1) 2.77% (1 mo. USD LIBOR + 0.370%)(1),(2)	01/25/35	220,632	218,263
Brazos Higher Education Authority, Inc. (10-1-A2) 3.51% (3 mo. USD LIBOR + 1.200%)(2)	02/25/35	2,200,000	2,260,865
CIT Education Loan Trust (07-1-A) 2.46% (3 mo. USD LIBOR + 0.090%)(1),(2)	03/25/42	766,813	747,384
Education Loan Asset-Backed Trust I (13-1-A2) 3.02% (1 mo. USD LIBOR + 0.800%)(1),(2)	04/26/32	1,260,000	1,266,950
EFS Volunteer No 2 LLC (12-1-A2) 3.57% (1 mo. USD LIBOR + 1.350%)(1),(2)	03/25/36	1,500,000	1,527,412
GCO Education Loan Funding Master Trust II (06-2AR-A1RN) 2.87% (1 mo. USD LIBOR + 0.650%)(1),(2)	08/27/46	2,132,794	2,104,138
Global SC Finance SRL (14-1A-A2) 3.09%(1)	07/17/29	253,750	245,957
Goal Capital Funding Trust (06-1-B) 2.76% (3 mo. USD LIBOR + 0.450%)(2)	08/25/42	269,011	253,855
GoldenTree Loan Opportunities IX, Ltd. (14-9A-AR2) 0.00%(1),(4),(5)	10/29/29	1,400,000	1,400,001
Higher Education Funding I (14-1-A) 3.36% (3 mo. USD LIBOR + 1.050%)(1),(2)	05/25/34	518,200	521,779
LCM XXI LP (21A-AR) 3.23%(1),(4)	04/20/28	1,100,000	1,098,248
Magnetite VII, Ltd. (12-7A-A1R2) 3.14%(1),(4)	01/15/28	410,000	407,902
Nelnet Student Loan Trust (14-4A-A2) 3.17% (1 mo. USD LIBOR + 0.950%)(1),(2)	11/25/48	575,000	579,418
North Carolina State Education Assistance Authority (11-1-A3) 3.24% (3 mo. USD LIBOR + 0.900%)(2)	10/25/41	2,054,710	2,074,330
Scholar Funding Trust (12-B-A2) 3.34% (1 mo. USD LIBOR + 1.100%)(1),(2)	03/28/46	815,922	823,018
SLC Student Loan Trust (04-1-B) 2.60% (3 mo. USD LIBOR + 0.290%)(2)	08/15/31	376,778	356,827
SLC Student Loan Trust (06-1-B) 2.54% (3 mo. USD LIBOR + 0.210%)(2)	03/15/55	477,135	455,884
SLM Student Loan Trust (04-2-B) 2.81% (3 mo. USD LIBOR + 0.470%)(2)	07/25/39	407,043	389,904
SLM Student Loan Trust (05-9-B) 2.64% (3 mo. USD LIBOR + 0.300%)(2)	01/25/41	488,089	467,362
SLM Student Loan Trust (06-2-A6) 2.51% (3 mo. USD LIBOR + 0.170%)(2)	01/25/41	1,393,418	1,365,628
SLM Student Loan Trust (06-8-A6) 2.50% (3 mo. USD LIBOR + 0.160%)(2)	01/25/41	1,400,000	1,360,491
SLM Student Loan Trust (07-6-B) 3.19% (3 mo. USD LIBOR + 0.850%)(2)	04/27/43	156,003	151,610
SLM Student Loan Trust (07-7-B) 3.09% (3 mo. USD LIBOR + 0.750%)(2)	10/27/70	150,000	142,476
SLM Student Loan Trust (08-2-B) 3.54% (3 mo. USD LIBOR + 1.200%)(2)	01/25/83	225,000	217,142
SLM Student Loan Trust (08-3-B) 3.54% (3 mo. USD LIBOR + 1.200%)(2)	04/26/83	225,000	220,690
SLM Student Loan Trust (08-4-B) 4.19% (3 mo. USD LIBOR + 1.850%)(2)	04/25/73	480,000	494,852
SLM Student Loan Trust (08-5-B) 4.19% (3 mo. USD LIBOR + 1.850%)(2)	07/25/73	225,000	230,987
SLM Student Loan Trust (08-6-B) 4.19% (3 mo. USD LIBOR + 1.850%)(2)	07/26/83	225,000	230,532
SLM Student Loan Trust (08-7-B) 4.19% (3 mo. USD LIBOR + 1.850%)(2)	07/26/83	270,000	275,530
SLM Student Loan Trust (08-8-B) 4.59% (3 mo. USD LIBOR + 2.250%)(2)	10/25/75	225,000	236,388
SLM Student Loan Trust (08-9-B) 4.59% (3 mo. USD LIBOR + 2.250%)(2)	10/25/83	225,000	234,470
Structured Receivables Finance LLC (10-A-B) 7.61%(1)	01/16/46	657,909	733,545
Structured Receivables Finance LLC (10-B-B) 7.97%(1)	08/15/36	388,269	434,293
Student Loan Consolidation Center (02-2-B2) 0.00% (28 day Auction Rate)(1),(2),(5)	07/01/42	1,400,000	1,116,412

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2018 (UNAUDITED) (CONT’D)

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (Continued)
Vermont Student Assistance Corp. (12-1-A) 2.67% (1 mo. USD LIBOR + 0.70%)(2)	07/28/34	275,538	$276,403
Voya CLO, Ltd. (15-2A-AR) 3.32%(1),(4)	07/23/27	1,405,000	1,405,541

Total Asset-backed Securities (Cost: $32,088,028)			32,368,646

MORTGAGE-BACKED SECURITIES—54.4%

COMMERCIAL MORTGAGE-BACKED SECURITIES—AGENCY—6.6%
Fannie Mae, Pool #AN9163 3.49%	05/01/30	1,000,000	982,188
Fannie Mae, Pool #AN6168 3.13%	07/01/32	550,000	511,492
Fannie Mae, Pool #AN9619 3.77%	06/01/33	830,000	825,443
Fannie Mae, Pool #AN9420 3.77%	07/01/43	647,703	643,985
Fannie Mae (11-M5-A2) (ACES)(I/O) 1.12%(4)	07/25/21	6,456,534	170,363
Fannie Mae (12-M11-FA) (ACES) 2.57% (1 mo. USD LIBOR + 0.500%)(2)	08/25/19	212,333	212,140
Fannie Mae (12-M14-X2) (I/O) 0.56%(4)	09/25/22	12,377,861	175,857
Fannie Mae (16-M11-AL) 2.94%	07/25/39	1,065,772	1,019,319
Fannie Mae (16-M11-X2) (I/O) 2.73%(4)	07/25/39	6,194,800	301,816
Fannie Mae (16-M4-X2) (I/O) 2.69%(4)	01/25/39	1,944,687	162,099
Freddie Mac, Pool #WA3303 3.83%	05/01/35	1,400,000	1,375,902
Freddie Mac (Q007-APT2) 3.33%(4)	10/25/47	1,350,000	1,351,314
Freddie Mac Multifamily Structured Pass-Through Certificates (J19F-A2) 3.50%	01/25/23	1,500,000	1,514,764
Freddie Mac Multifamily Structured Pass-Through Certificates (K015-X3) (I/O) 2.90%(4)	08/25/39	4,000,000	300,964
Freddie Mac Multifamily Structured Pass-Through Certificates (K021-X3) (I/O) 2.04%(4)	07/25/40	2,500,000	173,925
Freddie Mac Multifamily Structured Pass-Through Certificates (K022-X3) (I/O) 1.87%(4)	08/25/40	2,500,000	162,163
Freddie Mac Multifamily Structured Pass-Through Certificates (K031-X3) (I/O) 1.71%(4)	07/25/41	4,500,000	308,041
Freddie Mac Multifamily Structured Pass-Through Certificates (KC02-A1) 3.25%	02/25/25	1,415,000	1,411,517
Freddie Mac Multifamily Structured Pass-Through Certificates (KP01-X) (I/O) 3.94%(4)	01/25/19	139,398	42
Freddie Mac Multifamily Structured Pass-Through Certificates (KS07-X) (I/O) 0.78%(4)	09/25/25	12,000,000	501,604
Freddie Mac Multifamily Structured Pass-Through Certificates (Q004-A2H) 2.78%(4)	01/25/21	1,052,340	1,051,816
Freddie Mac Multifamily Structured Pass-Through Certificates (Q006-APT1) 2.53%(4)	07/25/26	1,484,946	1,504,742
Freddie Mac Multifamily Structured Pass-Through Certificates (Q007-APT1) 3.00%(4)	10/25/47	1,150,000	1,148,184
Ginnie Mae (08-92-E) 5.56%(4)	03/16/44	499,100	504,486
Ginnie Mae (09-114-IO) (I/O) 0.00%(4),(5)	10/16/49	8,642,222	28,233
Ginnie Mae (11-10-IO) (I/O) 0.06%(4)	12/16/45	16,289,131	105,065
Ginnie Mae (11-105-IO) (I/O) 0.00%(4),(5)	09/16/51	10,976,538	81,226
Ginnie Mae (11-152-IO) (I/O) 0.36%(4)	08/16/51	4,088,226	52,268
Ginnie Mae (11-42-IO) (I/O) 0.00%(4),(5)	08/16/50	17,272,362	125,743
Ginnie Mae (12-4-IO) (I/O) 0.21%(4)	05/16/52	15,518,785	186,041
Ginnie Mae (14-103-IO) (I/O) 0.62%(4)	05/16/55	6,477,886	225,654
Ginnie Mae (14-125-IO) (I/O) 0.97%(4)	11/16/54	6,563,373	421,023
Ginnie Mae (14-88-IE) (I/O) 0.33%(4)	03/16/55	8,283,689	207,676
Ginnie Mae (16-22-IX) (I/O) 1.29%(4)	06/16/38	530,327	112,719
Ginnie Mae (18-56-IO) (I/O) 0.63%(4)	11/16/59	5,322,320	307,191

Total Commercial Mortgage-backed Securities—Agency (Cost: $19,814,219)			18,167,005

COMMERCIAL MORTGAGE-BACKED SECURITIES—NON-AGENCY—3.8%
BAMLL Trust (11-FSHN-A) 4.42%(1)	07/11/33	300,000	308,260
BAMLL Trust (18-PARK-A) 4.09%(1),(4)	08/10/38	415,000	423,939
Banc of America Commercial Mortgage Trust (07-5-AJ) 6.23%(4)	02/10/51	538,496	552,023
CGRBS Commercial Mortgage Trust (13-VN05-A) 3.37%(1)	03/13/35	290,000	287,971
Citigroup Commercial Mortgage Trust (12-GC8-XA) (I/O) 1.97%(1),(4),(6)	09/10/45	3,565,198	191,860
COBALT CMBS Commercial Mortgage Trust (07-C2-B) 5.62%(4)	04/15/47	500,000	504,530
COMM Mortgage Trust (13-CR12-XA) (I/O) 1.39%(4)	10/10/46	4,019,301	182,465
COMM Mortgage Trust (13-LC13-XA) (I/O) 1.38%(4)	08/10/46	9,602,158	386,496
Credit Suisse Commercial Mortgage Trust (07-C2-AJ) 5.75%(4)	01/15/49	598,920	605,221
Four Times Square Trust Commercial Mortgage Pass-Through Certificates (06-4TS-A) 5.40%(1)	12/13/28	263,584	274,042
Four Times Square Trust Commercial Mortgage Pass-Through Certificates (06-4TS-X) (I/O) 0.36%(1),(4),(6)	12/13/28	52,918,447	259,417
GS Mortgage Securities Corp. Trust (12-ALOH-A) 3.55%(1)	04/10/34	275,000	276,097
GS Mortgage Securities Corp. Trust (12-SHOP-A) 2.93%(1)	06/05/31	270,000	270,168
GS Mortgage Securities Corp. Trust (12-SHOP-XA) (I/O) 1.44%(1),(4),(6)	06/05/31	46,648,407	261,119
GS Mortgage Securities Corp. Trust (17-GPTX-XCP) (I/O) 0.91%(1),(4)	05/10/34	11,500,000	147,396
GS Mortgage Securities Trust (11-GC3-X) (I/O) 0.82%(1),(4)	03/10/44	16,642,728	218,310
GS Mortgage Securities Trust (12-GC6-XB) (I/O) 0.26%(1),(4),(6)	01/10/45	17,397,372	122,672

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2018 (UNAUDITED) (CONT’D)

Issues	Maturity Date	Principal Amount	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES—NON-AGENCY (Continued)
Irvine Core Office Trust (13-IRV-A1) 2.07%(1)	05/15/48	251,429	$244,315
JPMorgan Chase Commercial Mortgage Securities Trust (09-IWST-XA) (I/O) 2.10%(1),(4),(6)	12/05/27	11,905,175	249,549
JPMorgan Chase Commercial Mortgage Securities Trust (10-CNTR-A2) 4.31%(1)	08/05/32	170,663	174,106
JPMorgan Chase Commercial Mortgage Securities Trust (12-HSBC-A) 3.09%(1)	07/05/32	272,518	270,288
JPMorgan Chase Commercial Mortgage Securities Trust (12-HSBC-XA) (I/O) 1.58%(1),(4),(6)	07/05/32	4,623,074	216,396
JPMorgan Chase Commercial Mortgage Securities Trust (13-LC11-XA) (I/O) 1.41%(4)	04/15/46	3,233,627	149,259
Morgan Stanley Bank of America Merrill Lynch Trust (13-C7-XA) (I/O) 1.50%(4)	02/15/46	3,879,072	183,972
Morgan Stanley Capital I Trust (12-C4-XA) (I/O) 2.27%(1),(4),(6)	03/15/45	5,670,693	319,043
OBP Depositor LLC Trust (10-OBP-A) 4.65%(1)	07/15/45	255,000	260,060
SFAVE Commercial Mortgage Securities Trust (15-5AVE-A2A) 3.66%(1),(4)	01/05/43	390,000	364,368
UBS Commercial Mortgage Trust (12-C1-XA) (I/O) 2.26%(1),(4),(6)	05/10/45	5,720,275	343,045
VNDO Mortgage Trust (12-6AVE-A) 3.00%(1)	11/15/30	280,000	275,824
Wells Fargo Commercial Mortgage Trust (12-LC5-XA) (I/O) 1.94%(1),(4)	10/15/45	5,953,832	344,742
WFRBS Commercial Mortgage Trust (12-C8-XA) (I/O) 2.00%(1),(4),(6)	08/15/45	4,714,340	265,091
WFRBS Commercial Mortgage Trust (12-C9-XA) (I/O) 2.05%(1),(4)	11/15/45	2,964,626	186,164
WFRBS Commercial Mortgage Trust (13-C14-XA) (I/O) 0.87%(4)	06/15/46	8,992,196	252,366
WFRBS Commercial Mortgage Trust (14-C23-XA) (I/O) 0.78%(4)	10/15/57	8,577,721	238,299
WFRBS Commercial Mortgage Trust (14-C24-XA) (I/O) 1.03%(4)	11/15/47	6,127,122	234,972
WFRBS Commercial Mortgage Trust (14-LC14-XA) (I/O) 1.46%(4)	03/15/47	13,758,097	590,704

Total Commercial Mortgage-backed Securities—Non-agency (Cost: $12,281,338)			10,434,549

RESIDENTIAL MORTGAGE-BACKED SECURITIES—AGENCY—0.8%
Fannie Mae (04-53-QV) (I/O) (I/F) 1.59%(4)	02/25/34	1,439,986	35,266
Fannie Mae (07-42-SE) (I/O) (I/F) 3.89% (-1.00 x 1 mo. USD LIBOR + 6.110%)(2)	05/25/37	150,816	15,530
Fannie Mae (07-48-SD) (I/O) (I/F) 3.88% (-1.00 x 1 mo. USD LIBOR + 6.100%)(2)	05/25/37	1,898,706	224,148
Fannie Mae (09-69-CS) (I/O) (I/F) 4.53% (-1.00 x 1 mo. USD LIBOR + 6.750%)(2)	09/25/39	330,855	45,164
Freddie Mac (1673-SD) (I/F) (PAC) 13.29% (-2.15 x T10Y + 19.391%)(2)	02/15/24	101,594	117,112
Freddie Mac (1760-ZD) 2.33% (1 x T10Y - 0.500%)(2)	02/15/24	219,371	216,362
Freddie Mac (2990-JK) (I/F) 13.37% (-4.00079 x 1 mo. USD LIBOR + 22.004%)(2)	03/15/35	155,729	177,718
Freddie Mac (3122-SG) (I/O) (I/F) (TAC) (PAC) 3.47% (-1.00 x 1 mo. USD LIBOR + 5.630%)(2)	03/15/36	2,847,321	365,125
Freddie Mac (3239-SI) (I/O) (I/F) (PAC) 4.49% (-1.00 x 1 mo. USD LIBOR + 6.650%)(2)	11/15/36	751,473	117,589
Freddie Mac (3323-SA) (I/O) (I/F) 3.95% (-1.00 x 1 mo. USD LIBOR + 6.110%)(2)	05/15/37	227,923	23,479
Freddie Mac (3459-JS) (I/O) (I/F) 4.09% (-1.00 x 1 mo. USD LIBOR + 6.250%)(2)	06/15/38	269,828	35,656
Freddie Mac (4030-HS) (I/O) (I/F) 4.45% (-1.00 x 1 mo. USD LIBOR + 6.610%)(2)	04/15/42	1,495,072	235,218
Ginnie Mae (06-35-SA) (I/O) (I/F) 4.43% (-1.00 x 1 mo. USD LIBOR + 6.600%)(2)	07/20/36	2,147,834	311,149
Ginnie Mae (06-61-SA) (I/O) (I/F) (TAC) 2.58% (-1.00 x 1 mo. USD LIBOR + 4.750%)(2)	11/20/36	3,542,283	241,511
Ginnie Mae (08-58-TS) (I/O) (I/F) (TAC) 4.23% (-1.00 x 1 mo. USD LIBOR + 6.400%)(2)	05/20/38	1,882,659	153,854

Total Residential Mortgage-backed Securities—Agency (Cost: $1,574,786)			2,314,881

RESIDENTIAL MORTGAGE-BACKED SECURITIES—NON-AGENCY—43.2%
ACE Securities Corp. (04-IN1-A1) 2.86% (1 mo. USD LIBOR + 0.640%)(2)	05/25/34	554,501	525,715
ACE Securities Corp. (07-ASP1-A2C) 2.48% (1 mo. USD LIBOR + 0.260%)(2)	03/25/37	1,628,893	1,021,908
Adjustable Rate Mortgage Trust (05-4-6A22) 4.07%(4)	08/25/35	851,008	540,619
Adjustable Rate Mortgage Trust (06-1-2A1) 4.25%(4)	03/25/36	582,797	483,600
Alternative Loan Trust (06-8T1-1A2) (I/O) 3.28% (1 mo. USD LIBOR + 5.500%)(2),(3)	04/25/36	7,234,987	845,426
Asset-Backed Funding Certificates (07-NC1-A2) 2.52% (1 mo. USD LIBOR + 0.300%)(1),(2)	05/25/37	1,567,115	1,533,238
Asset-Backed Securities Corp. Home Equity (06-HE1-A4) 2.52% (1 mo. USD LIBOR + 0.300%)(2)	01/25/36	1,500,000	1,439,841
Asset-Backed Securities Corp. Home Equity (06-HE3-A5) 2.49% (1 mo. USD LIBOR + 0.270%)(2)	03/25/36	3,000,000	2,896,373
Asset-Backed Securities Corp. Home Equity (07-HE1-A1B) 2.37% (1 mo. USD LIBOR + 0.150%)(2)	12/25/36	758,245	740,258
Banc of America Alternative Loan Trust (05-10-1CB1) 2.62% (1 mo. USD LIBOR + 0.400%)(2)	11/25/35	875,981	791,617
Banc of America Funding Corp. (15-R3-6A2) 2.23%(1),(4)	05/27/36	1,883,780	1,740,210

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2018 (UNAUDITED) (CONT’D)

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES—NON-AGENCY (Continued)
Banc of America Funding Trust (06-3-4A14) 6.00%	03/25/36	529,526	$536,871
Banc of America Funding Trust (06-3-5A3) 5.50%	03/25/36	320,358	306,030
Banc of America Funding Trust (15-R4-2A1) 2.27% (1 mo. USD LIBOR + 0.205%)(1),(2)	02/25/37	1,224,756	1,196,299
BCAP LLC Trust (11-RR3-5A3) 3.92%(1),(4)	11/27/37	333,794	334,114
Bear Stearns Adjustable Rate Mortgage Trust (03-7-9A) 4.00%(4)	10/25/33	494,844	501,285
Bear Stearns Adjustable Rate Mortgage Trust (05-9-A1) 4.73% (1 year Treasury Constant Maturity Rate + 2.300%)(2)	10/25/35	429,812	435,886
Bear Stearns Adjustable Rate Mortgage Trust (07-4-22A1) 3.92%(4)	06/25/47	951,273	879,716
Bear Stearns ALT-A Trust (05-3-4A3) 3.94%(4)	04/25/35	797,973	793,790
Bear Stearns Asset-Backed Securities Trust (05-AC6-1A3) 5.50%(4)	09/25/35	621,267	622,858
Bear Stearns Asset-Backed Securities Trust (06-IM1-A1) 2.45% (1 mo. USD LIBOR + 0.230%)(2)	04/25/36	389,537	458,708
Bear Stearns Mortgage Funding Trust (07-AR3-1X) (I/O) 0.50%(3)	03/25/37	42,548,507	1,166,893
Centex Home Equity Loan Trust (05-A-AF5) 5.78%(4)	01/25/35	455,990	463,441
CIM Trust (15-4AG-A1) 4.10% (1 mo. USD LIBOR + 2.000%)(1),(2)	10/25/57	813,726	827,187
CIM Trust (17-7-A) 3.00%(1),(4)	12/25/65	1,162,675	1,144,533
CIM Trust (18-R2-A1) 3.69%(1),(4)	08/25/57	1,246,440	1,249,761
CIM Trust (18-R4-A1) 4.07%(1),(4)	12/26/57	1,245,688	1,244,820
Citigroup Mortgage Loan Trust, Inc. (05-11-A2A) 4.82% (1 year Treasury Constant Maturity Rate + 2.400%)(2)	10/25/35	433,608	450,641
Citigroup Mortgage Loan Trust, Inc. (05-8-1A1A) 4.31%(4)	10/25/35	1,358,261	1,294,619
Citigroup Mortgage Loan Trust, Inc. (14-10-2A2) 2.31% (1 mo. USD LIBOR + 0.250%)(1),(2)	07/25/37	2,073,565	2,002,814
CitiMortgage Alternative Loan Trust (06-A3-1A7) 6.00%	07/25/36	1,069,219	1,026,222
CitiMortgage Alternative Loan Trust (06-A5-1A8) 6.00%	10/25/36	591,362	576,185
COLT Mortgage Loan Trust (16-1-A1) 3.00%(1)	05/25/46	325,588	326,405
Conseco Finance Securitizations Corp. (01-4-A4) 7.36%(4)	08/01/32	81,319	83,441
Conseco Finance Securitizations Corp. (99-6-A1) 7.36%(1),(4)	06/01/30	1,630,926	1,085,303
Conseco Financial Corp. (96-6-M1) 7.95%(4)	09/15/27	284,252	314,855
Conseco Financial Corp. (96-7-M1) 7.70%(4)	09/15/26	994,882	1,070,114
Conseco Financial Corp. (98-3-A6) 6.76%(4)	03/01/30	202,275	212,572
Conseco Financial Corp. (98-4-A5) 6.18%	04/01/30	364,511	375,470
Conseco Financial Corp. (98-4-A6) 6.53%(4)	04/01/30	221,753	233,950
Conseco Financial Corp. (98-4-A7) 6.87%(4)	04/01/30	234,810	249,155
Countryplace Manufactured Housing Contract Trust (07-1-A4) 5.85%(1),(4)	07/15/37	953,102	968,514
Countrywide Alternative Loan Trust (05-20CB-4A1) 5.25%	07/25/20	159,623	158,325
Countrywide Asset-Backed Certificates (07-13-2A1) 3.12% (1 mo. USD LIBOR + 0.900%)(2)	10/25/47	796,650	791,096
Countrywide Home Loans (04-HYB4-B1) 4.33%(4),(7)	09/20/34	999,035	279,767
Countrywide Home Loans (06-14-X) (I/O) 0.20%(3),(4)	09/25/36	24,916,637	155,156
Countrywide Home Loans (06-HYB2-1A1) 3.95%(4),(7)	04/20/36	1,362,277	1,097,776
Credit Suisse First Boston Mortgage Securities Corp. (04-AR5-11A2) 2.96% (1 mo. USD LIBOR + 0.740%)(2)	06/25/34	232,799	229,395
Credit Suisse First Boston Mortgage Securities Corp. (05-12-1A1) 6.50%	01/25/36	1,328,400	838,584
Credit Suisse Mortgage Capital Certificates (06-6-1A8) 6.00%	07/25/36	739,938	615,817
Credit Suisse Mortgage Trust (12-2R-1A2) 4.51%(1),(4)	05/27/35	1,066,226	1,129,837
Credit-Based Asset Servicing and Securitization LLC (03-CB3-AF1) 3.38%(4)	12/25/32	586,420	582,357
Credit-Based Asset Servicing and Securitization LLC (05-CB4-M2) 2.67% (1 mo. USD LIBOR + 0.450%)(2)	07/25/35	1,290,000	1,297,098
Credit-Based Asset Servicing and Securitization LLC (06-CB1-AF2) 3.47%(4)	01/25/36	1,473,429	1,265,329
Credit-Based Asset Servicing and Securitization LLC (06-CB2-AF2) 3.47%(4)	12/25/36	2,715,388	2,384,859
Credit-Based Asset Servicing and Securitization LLC (07-CB2-A2B) 4.10%(4)	02/25/37	1,258,015	1,000,516
Credit-Based Asset Servicing and Securitization LLC (07-CB2-A2C) 4.10%(4)	02/25/37	1,236,015	982,909
Credit-Based Asset Servicing and Securitization LLC (07-CB3-A3) 3.85%(4)	03/25/37	1,516,645	906,410
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust (06-AB2-A2) 5.35%(4)	06/25/36	1,936,382	1,864,460
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust (06-AR6-A6) 2.41% (1 mo. USD LIBOR + 0.190%)(2)	02/25/37	761,093	692,700
DSLA Mortgage Loan Trust (06-AR2-2A1A) 2.37% (1 mo. USD LIBOR + 0.200%)(2)	10/19/36	522,417	474,351
First Franklin Mortgage Loan Asset-Backed Certificates (06-FF13-A2C) 2.38% (1 mo. USD LIBOR + 0.160%)(2)	10/25/36	1,040,577	777,672

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2018 (UNAUDITED) (CONT’D)

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES—NON-AGENCY (Continued)
First Franklin Mortgage Loan Asset-Backed Certificates (06-FF18-A2D) 2.43% (1 mo. USD LIBOR + 0.210%)(2)	12/25/37	1,276,238	$1,125,760
First Franklin Mortgage Loan Trust (06-FF11-2A3) 2.37% (1 mo. USD LIBOR + 0.150%)(2)	08/25/36	1,632,149	1,388,069
First Horizon Alternative Mortgage Securities Trust (05-AA10-2A1) 3.63%(4)	12/25/35	504,572	456,936
Greenpoint Manufactured Housing (00-1-A4) 8.14%(4)	03/20/30	812,314	834,773
GSAA Home Equity Trust (06-13-AF6) 6.04%(4)	07/25/36	1,603,805	901,332
GSC Capital Corp. Mortgage Trust (06-2-A1) 2.40% (1 mo. USD LIBOR + 0.180%)(2)	05/25/36	446,367	398,767
GSR Mortgage Loan Trust (05-AR3-6A1) 3.85%(4)	05/25/35	397,659	386,882
HSI Asset Loan Obligation Trust (07-2-2A12) 6.00%	09/25/37	538,153	488,989
Indymac INDX Mortgage Loan Trust (04-AR6-5A1) 4.26%(4)	10/25/34	516,773	531,147
Indymac INDX Mortgage Loan Trust (05-AR19-A1) 3.79%(4)	10/25/35	705,048	605,733
Indymac INDX Mortgage Loan Trust (06-AR13-A4X) (I/O) 1.09%(3),(4)	07/25/36	350,089	1,047
Indymac INDX Mortgage Loan Trust (06-AR9-1A1) 4.00%(4)	06/25/36	926,697	799,987
Indymac INDX Mortgage Loan Trust (07-AR5-2A1) 3.60%(4)	05/25/37	1,187,524	1,111,551
Indymac INDX Mortgage Loan Trust (07-FLX2-A1C) 2.41% (1 mo. USD LIBOR + 0.190%)(2)	04/25/37	2,051,990	1,937,792
JPMorgan Alternative Loan Trust (06-A2-5A1) 3.76%(4)	05/25/36	757,976	651,027
JPMorgan Mortgage Acquisition Corp. (05-FRE1-A2F3) 3.37%(4)	10/25/35	824,242	828,610
JPMorgan Mortgage Acquisition Trust (06-WF1-A5) 6.41%	07/25/36	2,614,719	1,409,248
JPMorgan Mortgage Acquisition Trust (07-CH4-A4) 2.38% (1 mo. USD LIBOR + 0.160%)(2)	01/25/36	344,349	343,562
JPMorgan Mortgage Trust (04-A6-5A1) 3.43%(4)	12/25/34	326,505	317,633
JPMorgan Mortgage Trust (07-S2-1A1) 5.00%	06/25/37	225,699	172,351
JPMorgan Resecuritization Trust (15-4-1A5) 2.25% (1 mo. USD LIBOR + 0.190%)(1),(2)	06/26/47	1,863,000	1,708,701
JPMorgan Resecuritization Trust (15-4-2A2) 4.08%(1),(4)	06/26/47	4,397,471	1,753,479
Lehman ABS Manufactured Housing Contract Trust (01-B-A6) 6.47%(4)	04/15/40	42,663	43,134
Lehman XS Trust (06-10N-1A3A) 2.43% (1 mo. USD LIBOR + 0.210%)(2)	07/25/46	999,829	977,949
Lehman XS Trust (06-12N-A31A) 2.42% (1 mo. USD LIBOR + 0.200%)(2)	08/25/46	1,456,099	1,359,307
Long Beach Mortgage Loan Trust (04-4-M1) 3.12% (1 mo. USD LIBOR + 0.900%)(2)	10/25/34	1,163,246	1,167,293
MASTR Alternative Loans Trust (07-HF1-4A1) 7.00%(7)	10/25/47	1,177,887	934,605
MASTR Asset-Backed Securities Trust (06-NC1-A4) 2.82% (1 mo. USD LIBOR + 0.300%)(2)	01/25/36	269,504	268,485
MASTR Asset-Backed Securities Trust (07-HE1-A4) 2.50% (1 mo. USD LIBOR + 0.280%)(2)	05/25/37	2,000,000	1,460,384
Merrill Lynch Alternative Note Asset Trust (07-OAR2-A2) 2.43% (1 mo. USD LIBOR + 0.210%)(2)	04/25/37	1,401,398	1,210,506
Merrill Lynch First Franklin Mortgage Loan Trust (07-3-A2B) 2.35% (1 mo. USD LIBOR + 0.130%)(2)	06/25/37	747,036	560,848
Merrill Lynch First Franklin Mortgage Loan Trust (07-3-A2C) 2.40% (1 mo. USD LIBOR + 0.180%)(2)	06/25/37	1,525,430	1,151,013
Merrill Lynch Mortgage-Backed Securities Trust (07-2-1A1) 4.87% (1 year Treasury Constant Maturity Rate + 2.400%)(2)	08/25/36	359,460	352,224
Mid-State Trust (04-1-B) 8.90%	08/15/37	382,762	433,702
Mid-State Trust (04-1-M1) 6.50%	08/15/37	382,762	406,628
Morgan Stanley ABS Capital I, Inc. Trust (05-HE3-M3) 3.01% (1 mo. USD LIBOR + 0.795%)(2)	07/25/35	62,387	62,572
Morgan Stanley ABS Capital I, Inc. Trust (06-HE3-A1) 2.36% (1 mo. USD LIBOR + 0.140%)(2)	04/25/36	796,490	789,745
Morgan Stanley ABS Capital I, Inc. Trust (07-15AR-4A1) 3.44%(4),(7)	11/25/37	602,974	508,426
Morgan Stanley Home Equity Loan Trust (06-2-A4) 2.50% (1 mo. USD LIBOR + 0.280%)(2)	02/25/36	943,454	942,671
MortgageIT Trust (05-5-A1) 2.48% (1 mo. USD LIBOR + 0.260%)(2)	12/25/35	543,510	539,939
Nationstar Home Equity Loan Trust (07-B-2AV3) 2.47% (1 mo. USD LIBOR + 0.250%)(2)	04/25/37	2,020,145	2,019,737
New Century Home Equity Loan Trust (05-B-A2D) 2.62% (1 mo. USD LIBOR + 0.400%)(2)	10/25/35	831,764	830,694
New Century Home Equity Loan Trust (06-C-A2D) 2.56% (1 mo. USD LIBOR + 0.340%)(2)	12/25/35	1,700,000	1,693,376
Nomura Asset Acceptance Corp. (06-AR1-1A) 5.14%(4)	02/25/36	1,272,688	1,155,319
Oakwood Mortgage Investors, Inc. (00-A-A4) 8.15%(4)	09/15/29	1,855,100	1,085,425
Oakwood Mortgage Investors, Inc. (00-D-A4) 7.40%(4)	07/15/30	743,087	369,537
Oakwood Mortgage Investors, Inc. (01-C-A3) 6.61%(4)	06/15/31	1,374,949	414,075
Oakwood Mortgage Investors, Inc. (01-D-A3) 5.90%(4)	09/15/22	922,183	748,282
Oakwood Mortgage Investors, Inc. (01-D-A4) 6.93%(4)	09/15/31	534,293	467,272
Oakwood Mortgage Investors, Inc. (02-A-A3) 6.03%(4)	05/15/24	287,017	298,379
Oakwood Mortgage Investors, Inc. (98-A-M) 6.83%(4)	05/15/28	256,584	267,057

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2018 (UNAUDITED) (CONT’D)

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES—NON-AGENCY (Continued)
Oakwood Mortgage Investors, Inc. (99-B-A4) 6.99%	12/15/26	276,227	$287,611
Oakwood Mortgage Investors, Inc. (99-E-A1) 7.61%(4)	03/15/30	1,020,513	934,861
Park Place Securities, Inc. (05-WCW1-M1) 2.67% (1 mo. USD LIBOR + 0.450%)(2)	09/25/35	153,430	153,942
Popular ABS Mortgage Pass-Through Trust (05-6-A4) 3.85%(4)	01/25/36	611,000	608,870
RALI Series Trust (06-QS13-1A2) (I/O) 4.94% (1 mo. USD LIBOR + 7.160%)(2),(3)	09/25/36	5,086,987	766,355
RALI Series Trust (06-QS7-A2) 6.00%	06/25/36	780,665	717,533
RASC Series Trust (05-KS11-M1) 2.62% (1 mo. USD LIBOR + 0.400%)(2)	12/25/35	653,907	656,518
RBSSP Resecuritization Trust (12-6-4A2) 2.39% (1 mo. USD LIBOR + 0.330%)(1),(2)	01/26/36	2,210,712	2,181,271
Residential Accredit Loans, Inc. (05-QA7-A1) 4.20%(4)	07/25/35	1,320,011	1,107,145
Residential Accredit Loans, Inc. (05-QA8-CB21) 4.63%(4)	07/25/35	698,351	559,930
Residential Accredit Loans, Inc. (06-QA10-A2) 2.40% (1 mo. USD LIBOR + 0.180%)(2)	12/25/36	944,443	904,586
Residential Accredit Loans, Inc. (06-QS1-A3) (PAC) 5.75%	01/25/36	582,970	564,015
Residential Accredit Loans, Inc. (06-QS11-AV) (I/O) 0.35%(3),(4)	08/25/36	13,929,398	201,950
Residential Accredit Loans, Inc. (06-QS6-1AV) (I/O) 0.75%(3),(4)	06/25/36	6,228,516	160,629
Residential Accredit Loans, Inc. (06-QS8-A3) 6.00%	08/25/36	1,238,509	1,137,412
Residential Accredit Loans, Inc. (07-QS2-AV) (I/O) 0.33%(3),(4)	01/25/37	15,454,188	183,080
Residential Accredit Loans, Inc. (07-QS3-AV) (I/O) 0.36%(3),(4)	02/25/37	16,292,864	220,961
Residential Accredit Loans, Inc. (07-QS6-A62) (TAC) 5.50%	04/25/37	371,661	337,934
Residential Asset Mortgage Products, Inc. (06-RZ3-A3) 2.51% (1 mo. USD LIBOR + 0.290%)(2)	08/25/36	625,701	626,078
Residential Asset Securitization Trust (05-A15-4A1) 6.00%	02/25/36	1,117,706	765,690
Residential Asset Securitization Trust (07-A5-AX) (I/O) 6.00%(3)	05/25/37	2,659,763	405,572
Residential Funding Mortgage Securities (06-S9-AV) (I/O) 0.32%(3),(4)	09/25/36	37,005,693	338,114
Residential Funding Mortgage Securities II (01-HI3-AI7) 7.56%(4)	07/25/26	1,172	1,178
Saxon Asset Securities Trust (07-3-2A4) 2.71% (1 mo. USD LIBOR + 0.490%)(2)	09/25/47	2,926,000	2,550,200
Securitized Asset-Backed Receivables LLC Trust (07-NC2-A2C) 2.44% (1 mo. USD LIBOR + 0.220%)(2)	01/25/37	4,614,000	3,410,841
Soundview Home Loan Trust (06-1-A4) 2.52% (1 mo. USD LIBOR + 0.300%)(2)	02/25/36	964,418	973,315
Structured Adjustable Rate Mortgage Loan Trust (05-20-1A1) 4.32%(4)	10/25/35	345,755	348,772
Structured Adjustable Rate Mortgage Loan Trust (07-9-2A1) 4.05%(4)	10/25/47	477,750	425,971
Structured Asset Investment Loan Trust (05-3-M2) 2.88% (1 mo. USD LIBOR + 0.660%)(2)	04/25/35	513,178	514,823
Structured Asset Securities Corp. (05-WF4-M2) 2.86% (1 mo. USD LIBOR + 0.430%)(2)	11/25/35	226,978	227,769
Structured Asset Securities Corp. (06-GEL4-A3) 2.52% (1 mo. USD LIBOR + 0.300%)(1),(2)	10/25/36	694,008	693,561
WAMU Asset-Backed Certificates (07-HE1-2A3) 2.37% (1 mo. USD LIBOR + 0.150%)(2)	01/25/37	2,249,093	1,413,350
Wells Fargo Alternative Loan Trust (07-PA2-2A2) (I/O) 3.85% (-1.00 x 1 mo. USD LIBOR + 6.070%)(2),(3)	06/25/37	4,436,079	505,948
Wells Fargo Home Equity Trust (06-2-A3) 2.43% (1 mo. USD LIBOR + 0.210%)(2)	01/25/37	730,000	681,221
Wells Fargo Home Equity Trust (06-2-A4) 2.47% (1 mo. USD LIBOR + 0.250%)(2)	07/25/36	456,200	454,877
Wells Fargo Mortgage-Backed Securities Trust (06-AR10-5A1) 4.23%(4)	07/25/36	419,972	427,212
Wells Fargo Mortgage-Backed Securities Trust (07-AR3-A4) 4.14%(4)	04/25/37	378,539	371,231
Wells Fargo Mortgage-Backed Securities Trust (08-1-4A1) 5.75%	02/25/38	151,928	160,300

Total Residential Mortgage-backed Securities—Non-agency (Cost: $100,020,867)			120,168,257

Total Mortgage-backed Securities (Cost: $133,691,210)			151,084,692

CORPORATE BONDS—31.7%

Advertising—0.0%
Clear Channel International BV 8.75%(1)	12/15/20	95,000	98,325

Aerospace/Defense—0.5%
BAE Systems Holdings, Inc. 2.85%(1)	12/15/20	500,000	493,596
L3 Technologies, Inc. 4.40%	06/15/28	420,000	419,247
Northrop Grumman Corp. 2.93%	01/15/25	590,000	561,270

			1,474,113

Agriculture—0.2%
BAT Capital Corp. 2.76%(1)	08/15/22	450,000	433,986

Airlines—0.6%
America West Airlines, Inc. Pass-Through Certificates (01-1) (EETC) 7.10%	10/02/22	264,924	278,330
Continental Airlines, Inc. Pass-Through Certificates (00-2-A1) (EETC) 7.71%	10/02/22	375,883	395,835
Delta Air Lines, Inc. Pass-Through Certificates (02-1G1) (EETC) 6.72%	07/02/24	410,462	435,552

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2018 (UNAUDITED) (CONT’D)

Issues	Maturity Date	Principal Amount	Value
Airlines (Continued)
US Airways Group, Inc. Pass-Through Certificates (10-1A) (EETC) 6.25%	10/22/24	493,278	$527,668

			1,637,385

Auto Manufacturers—1.2%
Ford Motor Credit Co. LLC
2.94%	01/08/19	900,000	900,180
3.20%	01/15/21	525,000	516,984
3.34%	03/28/22	645,000	623,823
3.66% (3 mo. USD LIBOR + 1.270%)(2)	03/28/22	345,000	344,714
8.13%	01/15/20	280,000	295,942
General Motors Co.
3.50%	10/02/18	500,000	500,000
4.88%	10/02/23	150,000	153,745

			3,335,388

Banks—8.7%
Bank of America Corp.
2.74% (3 mo. USD LIBOR + 0.370%)(2)	01/23/22	705,000	693,548
3.42% (3 mo. USD LIBOR + 1.040%)(2)	12/20/28	1,916,000	1,800,436
3.50% (3 mo. USD LIBOR + 0.630%)(2)	05/17/22	500,000	500,455
4.00%	04/01/24	406,000	410,361
4.27%(4)	07/23/29	175,000	174,719
Bank of New York Mellon Corp. (The) 2.60%	02/07/22	835,000	814,660
Citibank N.A. 3.40%	07/23/21	500,000	500,112
Citigroup, Inc.
2.05%	12/07/18	1,000,000	999,235
2.05%	06/07/19	500,000	497,620
8.50%	05/22/19	1,500,000	1,552,795
Goldman Sachs Group, Inc. (The)
2.30%	12/13/19	810,000	803,129
3.27% (3 mo. USD LIBOR + 1.200%)(2)	09/29/25	430,000	410,952
3.69% (3 mo. USD LIBOR + 1.510%)(2)	06/05/28	590,000	561,637
3.75%	05/22/25	750,000	735,679
JPMorgan Chase & Co.
3.22% (3 mo. USD LIBOR + 1.155%)(2)	03/01/25	380,000	367,721
3.51% (3 mo. USD LIBOR + 0.610%)(2)	06/18/22	560,000	560,795
3.54% (3 mo. USD LIBOR + 1.380%)(2)	05/01/28	690,000	658,388
3.90%	07/15/25	1,000,000	999,328
JPMorgan Chase Bank NA
2.59%(2),(4)	02/13/20	1,130,000	1,130,673
2.60% (3 mo. USD LIBOR + 0.280%)(2)	02/01/21	1,130,000	1,121,767
Lloyds Bank PLC (United Kingdom) 5.80%(1)	01/13/20	650,000	670,346
Lloyds Banking Group PLC (United Kingdom) 2.91% (3 mo. USD LIBOR + 0.814%)(2)	11/07/23	285,000	272,036
Morgan Stanley
3.12% (3 mo. USD LIBOR + 0.800%)(2)	02/14/20	380,000	380,917
3.63%	01/20/27	550,000	528,710
3.88%	04/29/24	400,000	398,479
7.30%	05/13/19	750,000	770,085
Santander UK Group Holdings PLC 3.37% (3 mo. USD LIBOR + 1.080%)(2)	01/05/24	435,000	418,115
Santander UK PLC 3.40%	06/01/21	975,000	971,547
UBS AG / Stamford CT (Switzerland) 2.38%	08/14/19	750,000	747,109
Wells Fargo & Co.
3.00%	10/23/26	750,000	696,697
3.00%	04/22/26	450,000	417,815
3.58% (3 mo. USD LIBOR + 1.310%)(2)	05/22/28	1,250,000	1,197,202
Wells Fargo Bank N.A.
2.40%	01/15/20	850,000	843,489
3.33%(4)	07/23/21	700,000	699,365

			24,305,922

Beverages—0.3%
Anheuser-Busch InBev Finance, Inc. 4.90%	02/01/46	469,000	474,414
Bacardi, Ltd. 5.30%(1)	05/15/48	280,000	275,558

			749,972

Biotechnology—0.5%
Amgen, Inc. 4.40%	05/01/45	770,000	748,260
Baxalta, Inc. 2.88%	06/23/20	90,000	89,291
Celgene Corp. 4.63%	05/15/44	500,000	472,243

			1,309,794

Chemicals—0.2%
Axalta Coating Systems LLC 4.88%(1)	08/15/24	275,000	270,875
Valvoline, Inc. 5.50%	07/15/24	210,000	211,323

			482,198

Commercial Services—0.3%
IHS Markit, Ltd.
4.00%(1)	03/01/26	73,000	70,034
4.75%	08/01/28	120,000	120,550
5.00%(1)	11/01/22	421,000	435,567
Matthews International Corp. 5.25%(1)	12/01/25	130,000	126,750

			752,901

Computers—0.1%
Apple, Inc. 3.00%	11/13/27	400,000	380,134

Cosmetics/Personal Care—0.0%
First Quality Finance Co., Inc. 5.00%(1)	07/01/25	144,000	135,000

Diversified Financial Services—0.7%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland) 4.50%	05/15/21	300,000	305,625
Air Lease Corp.
2.13%	01/15/20	500,000	492,281
3.50%	01/15/22	490,000	486,815

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2018 (UNAUDITED) (CONT’D)

Issues	Maturity Date	Principal Amount	Value
Diversified Financial Services (Continued)
Raymond James Financial, Inc. 5.63%	04/01/24	650,000	$702,182

			1,986,903

Electric—0.5%
FirstEnergy Transmission LLC 4.35%(1)	01/15/25	750,000	758,628
NextEra Energy Operating Partners LP 4.50%(1)	09/15/27	148,000	142,450
Puget Energy, Inc. 6.00%	09/01/21	500,000	531,886

			1,432,964

Engineering & Construction—0.3%
Heathrow Funding, Ltd. (United Kingdom) 4.88%(1)	07/15/23	700,000	727,013

Entertainment—0.3%
GLP Capital LP / GLP Financing II, Inc.
5.30%	01/15/29	210,000	211,659
5.38%	04/15/26	470,000	478,465
Rivers Pittsburgh Borrower LP / Rivers Pittsburgh Finance Corp. 6.13%(1)	08/15/21	125,000	125,000

			815,124

Environmental Control—0.1%
Clean Harbors, Inc. 5.13%	06/01/21	135,000	135,675
GFL Environmental, Inc. 5.38%(1)	03/01/23	160,000	150,800

			286,475

Food—1.3%
Chobani LLC / Chobani Finance Corp., Inc. 7.50%(1)	04/15/25	88,000	80,300
Conagra Brands, Inc. 2.84% (3 mo. USD LIBOR + 0.500%)(2)	10/09/20	650,000	648,738
General Mills, Inc. 4.20%	04/17/28	420,000	414,379
Kraft Heinz Foods Co.
3.00%	06/01/26	400,000	365,735
4.63%	01/30/29	455,000	455,168
6.38%	07/15/28	210,000	235,672
Lamb Weston Holdings, Inc. 4.63%(1)	11/01/24	120,000	117,750
Mondelez International Holdings Netherlands BV 1.63%(1)	10/28/19	900,000	887,145
Post Holdings, Inc.
5.63%(1)	01/15/28	154,000	148,610
5.75%(1)	03/01/27	130,000	127,888

			3,481,385

Forest Products & Paper—0.3%
Georgia-Pacific LLC 2.54%(1)	11/15/19	800,000	794,668

Healthcare-Products—0.2%
Becton Dickinson and Co. 3.26%(2),(4)	12/29/20	400,000	400,618
Hill-Rom Holdings, Inc. 5.75%(1)	09/01/23	130,000	134,069
Hologic, Inc. 4.63%(1)	02/01/28	70,000	65,887

			600,574

Healthcare-Services—1.7%
Anthem, Inc. 3.65%	12/01/27	430,000	409,920
Catalent Pharma Solutions, Inc. 4.88%(1)	01/15/26	90,000	87,075
Centene Corp.
4.75%	05/15/22	129,000	131,096
4.75%	01/15/25	39,000	39,000
5.63%	02/15/21	115,000	117,300
Cigna Corp. 3.05%	10/15/27	430,000	388,577
Halfmoon Parent, Inc. 4.13%(1)	11/15/25	750,000	749,007
HCA, Inc.
4.75%	05/01/23	300,000	306,000
5.00%	03/15/24	112,000	115,080
5.25%	04/15/25	71,000	73,396
6.50%	02/15/20	167,000	174,181
Humana, Inc. 2.90%	12/15/22	435,000	421,898
Molina Healthcare, Inc. 5.38%	11/15/22	140,000	143,150
NYU Hospitals Center 4.43%	07/01/42	700,000	705,388
Tenet Healthcare Corp.
4.63%	07/15/24	234,000	228,150
4.75%	06/01/20	50,000	50,563
Universal Health Services, Inc. 3.75%(1)	08/01/19	500,000	500,312
WellCare Health Plans, Inc.
5.25%	04/01/25	122,000	124,288
5.38%(1)	08/15/26	27,000	27,608

			4,791,989

Household Products/Wares—0.1%
Central Garden & Pet Co.
5.13%	02/01/28	84,000	80,220
6.13%	11/15/23	158,000	163,727
Spectrum Brands, Inc. 6.13%	12/15/24	75,000	76,875

			320,822

Insurance—0.7%
Berkshire Hathaway Finance Corp. 4.20%	08/15/48	400,000	398,252
Farmers Exchange Capital 7.05%(1)	07/15/28	500,000	581,727
Nationwide Mutual Insurance Co. 4.62% (3 mo. USD LIBOR + 2.290%)(1),(2)	12/15/24	1,000,000	1,003,750

			1,983,729

Internet—0.1%
Zayo Group LLC / Zayo Capital, Inc. 5.75%(1)	01/15/27	140,000	140,350

Machinery-Diversified—0.0%
Titan Acquisition, Ltd. / Titan Co-Borrower LLC 7.75%(1)	04/15/26	140,000	122,325

Media—0.9%
Altice US Finance I Corp. (Luxembourg) 5.50%(1)	05/15/26	200,000	200,250
CCO Holdings LLC / CCO Holdings Capital Corp.
5.00%(1)	02/01/28	86,000	81,163
5.13%(1)	05/01/27	290,000	275,135

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2018 (UNAUDITED) (CONT’D)

Issues	Maturity Date	Principal Amount	Value
Media (Continued)
Charter Communications Operating LLC / Charter Communications Operating Capital
4.50%	02/01/24	1,000,000	$1,007,227
6.48%	10/23/45	150,000	161,743
Comcast Corp. 2.35%	01/15/27	280,000	246,576
Discovery Communications LLC 2.80%(1)	06/15/20	345,000	341,636
Sirius XM Radio, Inc. 3.88%(1)	08/01/22	130,000	128,121

			2,441,851

Miscellaneous Manufacturers—0.6%
General Electric Capital Corp. 2.79% (3 mo. USD LIBOR + 0.480%)(2)	08/15/36	2,000,000	1,667,142

Oil & Gas — 0.4%
Antero Resources Corp. 5.13%	12/01/22	40,000	40,770
Centennial Resource Production LLC 5.38%(1)	01/15/26	80,000	79,600
CrownRock LP / CrownRock Finance, Inc. 5.63%(1)	10/15/25	72,000	70,203
Endeavor Energy Resources LP / EER Finance, Inc. 5.50%(1)	01/30/26	140,000	140,700
Gulfport Energy Corp. 6.38%	05/15/25	35,000	34,431
Matador Resources Co. 5.88%(1)	09/15/26	84,000	85,260
Newfield Exploration Co.
5.63%	07/01/24	55,000	58,094
5.75%	01/30/22	135,000	141,919
Parsley Energy LLC / Parsley Finance Corp.
5.25%(1)	08/15/25	130,000	130,000
5.63%(1)	10/15/27	65,000	65,366
Sunoco LP / Sunoco Finance Corp. 5.88%(1)	03/15/28	140,000	135,275
Transocean Pontus, Ltd. 6.13%(1)	08/01/25	85,000	86,593
WPX Energy, Inc. 5.75%	06/01/26	73,000	74,186

			1,142,397

Oil & Gas Services—0.1%
Transocean Proteus, Ltd. 6.25%(1)	12/01/24	165,750	169,272
USA Compression Partners LP / USA Compression Finance Corp. 6.88%(1)	04/01/26	142,000	147,148

			316,420

Packaging & Containers—0.7%
Amcor Finance USA, Inc. 3.63%(1)	04/28/26	400,000	377,726
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (Ireland) 4.63%(1)	05/15/23	300,000	298,875
Ball Corp. 4.00%	11/15/23	90,000	88,200
Berry Global, Inc. 4.50%(1)	02/15/26	192,000	182,880
Berry Plastics Corp. 5.13%	07/15/23	65,000	65,731
Crown Americas LLC / Crown Americas Capital Corp. V 4.25%	09/30/26	100,000	91,750
Graphic Packaging International, Inc. 4.13%	08/15/24	280,000	273,700
Multi-Color Corp. 4.88%(1)	11/01/25	140,000	131,250
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer S.A. (Luxembourg) 5.75%	10/15/20	397,334	397,831
Sealed Air Corp. 5.50%(1)	09/15/25	140,000	142,450

			2,050,393

Pharmaceuticals—1.7%
AbbVie, Inc. 4.88%	11/14/48	275,000	270,860
Actavis Funding SCS (Luxembourg) 3.80%	03/15/25	500,000	490,315
AstraZeneca PLC (United Kingdom) 3.13%	06/12/27	417,000	388,644
Bayer US Finance II LLC 4.38%(1)	12/15/28	565,000	554,466
CVS Health Corp.
2.25%	08/12/19	750,000	745,992
5.05%	03/25/48	705,000	723,870
Shire Acquisitions Investments Ireland DAC (Ireland)
1.90%	09/23/19	500,000	494,772
2.40%	09/23/21	350,000	338,301
Teva Pharmaceutical Finance IV LLC (Israel) 2.25%	03/18/20	300,000	291,944
Valeant Pharmaceuticals International, Inc. (Canada)
5.50%(1)	11/01/25	141,000	141,529
5.88%(1)	05/15/23	11,000	10,739
6.13%(1)	04/15/25	300,000	286,500
9.25%(1)	04/01/26	43,000	46,601

			4,784,533

Pipelines—1.9%
Enbridge Energy Partners LP 5.88%	10/15/25	50,000	54,958
Energy Transfer Equity LP 5.50%	06/01/27	283,000	294,405
EQT Midstream Partners LP 4.13%	12/01/26	500,000	471,562
Kinder Morgan, Inc. 5.63%(1)	11/15/23	500,000	534,299
NGPL PipeCo LLC 4.38%(1)	08/15/22	190,000	192,375
Pipeline Funding Co. LLC 7.50%(1)	01/15/30	474,400	553,915
Plains All American Pipeline LP / PAA Finance Corp. 4.65%	10/15/25	500,000	507,140
Rockies Express Pipeline LLC
5.63%(1)	04/15/20	585,000	604,012
6.00%(1)	01/15/19	95,000	95,736
Sabine Pass Liquefaction LLC 5.63%	03/01/25	400,000	427,375
Sunoco Logistics Partners Operations LP 5.40%	10/01/47	500,000	492,400
Targa Resources Partners LP / Targa Resources Partners Finance Corp. 5.88%(1)	04/15/26	54,000	55,758
Texas Eastern Transmission LP 2.80%(1)	10/15/22	300,000	288,168
TransMontaigne Partners LP / TLP Finance Corp. 6.13%	02/15/26	140,000	132,650

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2018 (UNAUDITED) (CONT’D)

Issues	Maturity Date	Principal Amount	Value
Pipelines (Continued)
Williams Partners LP 6.30%	04/15/40	400,000	$454,621

			5,159,374

REIT—3.3%
Alexandria Real Estate Equities, Inc. 2.75%	01/15/20	1,000,000	991,222
American Campus Communities Operating Partnership LP 3.75%	04/15/23	300,000	296,491
American Tower Corp. 3.00%	06/15/23	435,000	419,241
Boston Properties LP 3.20%	01/15/25	290,000	276,730
CC Holdings GS V LLC / Crown Castle GS III Corp. 3.85%	04/15/23	500,000	497,209
Education Realty Operating Partnership LP 4.60%	12/01/24	750,000	772,688
HCP, Inc.
3.75%	02/01/19	500,000	501,035
4.25%	11/15/23	630,000	632,148
Healthcare Trust of America Holdings LP 2.95%	07/01/22	710,000	686,640
Host Hotels & Resorts LP 6.00%	10/01/21	400,000	421,686
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc. 5.63%	05/01/24	135,000	138,881
Piedmont Operating Partnership LP 3.40%	06/01/23	425,000	408,228
SBA Communications Corp. 4.00%	10/01/22	344,000	337,550
Ventas Realty LP / Ventas Capital Corp. 2.70%	04/01/20	750,000	743,712
VEREIT Operating Partnership LP 3.00%	02/06/19	280,000	279,902
WEA Finance LLC / Westfield UK & Europe Finance PLC 2.70%(1)	09/17/19	650,000	648,266
Welltower, Inc. 4.13%	04/01/19	1,000,000	1,003,245

			9,054,874

Retail—0.9%
1011778 BC ULC / New Red Finance, Inc. (Canada) 4.25%(1)	05/15/24	230,000	218,500
Cumberland Farms, Inc. 6.75%(1)	05/01/25	175,000	180,141
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC
4.75%(1)	06/01/27	30,000	28,913
5.00%(1)	06/01/24	50,000	49,719
Party City Holdings, Inc. 6.63%(1)	08/01/26	90,000	91,350
Rite Aid Corp. 6.13%(1)	04/01/23	354,000	319,042
Walgreens Boots Alliance, Inc.
3.45%	06/01/26	755,000	717,646
4.80%	11/18/44	225,000	218,365
Walmart, Inc. 3.55%	06/26/25	620,000	623,630

			2,447,306

Semiconductors—0.3%
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 2.38%	01/15/20	575,000	568,429
NXP BV / NXP Funding LLC (Netherlands) 4.13%(1)	06/01/21	200,000	200,284

			768,713

Software—0.2%
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc. 5.75%(1)	03/01/25	82,000	81,590
First Data Corp. 5.00%(1)	01/15/24	181,000	182,810
IMS Health, Inc. 5.00%(1)	10/15/26	200,000	196,730
MSCI, Inc. 4.75%(1)	08/01/26	67,000	66,665

			527,795

Telecommunications—1.7%
AT&T, Inc.
4.35%	06/15/45	400,000	345,752
4.75%	05/15/46	675,000	618,977
5.25%	03/01/37	705,000	704,621
Intelsat Jackson Holdings S.A. (Luxembourg)
5.50%	08/01/23	101,000	93,299
9.75%(1)	07/15/25	100,000	106,125
Level 3 Financing, Inc.
5.13%	05/01/23	50,000	50,438
5.38%	01/15/24	136,000	136,340
Sprint Capital Corp. 6.88%	11/15/28	104,000	104,780
Sprint Communications, Inc. 9.00%(1)	11/15/18	443,000	446,876
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 4.74%(1)	03/20/25	565,000	566,158
T-Mobile USA, Inc.
4.50%	02/01/26	113,000	107,491
4.75%	02/01/28	170,000	159,809
Verizon Communications, Inc.
4.13%	08/15/46	710,000	637,448
5.25%	03/16/37	420,000	448,118
Vodafone Group PLC (United Kingdom) 4.38%	05/30/28	280,000	276,401

			4,802,633

Transportation—0.1%
Union Pacific Corp. 3.95%	09/10/28	280,000	281,934

Total Corporate Bonds (Cost: $94,816,360)			88,024,804

MUNICIPAL BONDS—2.4%
Alabama Economic Settlement Authority, Revenue Bond 4.26%	09/15/32	705,000	719,227
City of New York, New York, Build America Bonds 6.65%	12/01/31	1,000,000	1,065,050
Florida’s Turnpike Enterprise, Build America Bonds 6.80%	07/01/39	460,000	473,036
Metropolitan Water District of Southern California, Build America Bonds 6.54%	07/01/39	500,000	513,325
New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bond 5.01%	08/01/27	800,000	874,624
New York City Water and Sewer System, Build America Bonds 6.49%	06/15/42	800,000	841,176
New York State Dormitory Authority, Revenue Bond 5.29%	03/15/33	1,000,000	1,130,190

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2018 (UNAUDITED) (CONT’D)

Issues	Maturity Date	Principal Amount	Value
MUNICIPAL BONDS (Continued)
State of California, General Obligation 7.95%	03/01/36	1,000,000	$1,066,190

Total Municipal Bonds (Cost: $7,111,745)			6,682,818

Total Fixed Income Securities (Cost: $267,707,343)			278,160,960

		Shares
MONEY MARKET INVESTMENTS—0.7%
State Street Institutional U.S. Government Money Market Fund—Premier Class, 1.97%(8)		1,937,093	1,937,093

Total Money Market Investments (Cost: $1,937,093)			1,937,093

Issues	Maturity Date	Principal Amount
SHORT TERM INVESTMENTS—0.5%

U.S. TREASURY SECURITIES—0.5%
U.S. Treasury Bill
2.08%(9),(10)	12/13/18	$407,000	405,249
2.21%(9)	01/31/19	985,000	977,594

Total U.S. Treasury Securities (Cost: $1,382,906)			1,382,843

Total Short Term Investments (Cost: $1,382,906)			1,382,843

Total Investments (101.3%) (Cost: $271,027,342)			281,480,896
Liabilities In Excess Of Other Assets (-1.3%)			(3,486,620)

Net Assets (100.0%)			$277,994,276

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2018 (UNAUDITED) (CONT’D)

FUTURES CONTRACTS—EXCHANGE TRADED
Number of Contracts	Type	Expiration Date	Notional Contract Value	Market Value	Net Unrealized Appreciation (Depreciation)
Long Futures
32	S&P 500 E-Mini Index Futures	12/21/18	$ 4,610,301	$4,670,400	$ 60,099

Short Futures
63	10-Year U.S. Treasury Note Futures	12/19/18	$ (8,041,730)	$(7,938,000)	$ 103,730
43	5-Year U.S. Treasury Note Futures	12/31/18	(4,837,600)	(4,836,492)	1,108
28	U.S. Ultra Long Bond Futures	12/19/18	(4,466,516)	(4,319,875)	146,641

			$ (17,345,846)	$(17,094,367)	$ 251,479

Notes to Schedule of Investments:

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At September 30, 2018, the value of these securities amounted to $68,429,393 or 24.6% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.

(2)	Floating or variable rate security. The interest shown reflects the rate in effect at September 30, 2018.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3.
(4)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(5)	Security is not accruing interest.
(6)	Restricted security (Note 2).
(7)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans. Cost basis has been adjusted.
(8)	Rate disclosed is the 7-day net yield as of September 30, 2018.
(9)	Rate shown represents yield-to-maturity.
(10)	All or a portion of this security is held as collateral for open futures contracts.
ABS	- Asset-Backed Securities.
ACES	- Alternative Credit Enhancement Securities.
CLO	- Collateralized Loan Obligation.
EETC	- Enhanced Equipment Trust Certificate.
I/F	- Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	- Interest Only Security.
PAC	- Planned Amortization Class.
TAC	- Target Amortization Class.

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

Investments by Industry (Unaudited)	September 30, 2018

Industry	Percentage of Net Assets
Residential Mortgage-Backed Securities—Non-Agency	43.2%
Asset-Backed Securities	11.6
Banks	8.7
Commercial Mortgage-Backed Securities—Agency	6.6
Commercial Mortgage-Backed Securities—Non-Agency	3.8
REIT	3.3
Municipal Bonds	2.4
Pipelines	1.9
Healthcare-Services	1.7
Pharmaceuticals	1.7
Telecommunications	1.7
Food	1.3
Auto Manufacturers	1.2
Media	0.9
Retail	0.9
Residential Mortgage-Backed Securities—Agency	0.8
Diversified Financial Services	0.7
Insurance	0.7
Packaging & Containers	0.7
Airlines	0.6
Miscellaneous Manufacturers	0.6
Aerospace/Defense	0.5
Biotechnology	0.5
Electric	0.5
Oil & Gas	0.4
Beverages	0.3
Commercial Services	0.3
Engineering & Construction	0.3
Entertainment	0.3
Forest Products & Paper	0.3
Semiconductors	0.3
Agriculture	0.2
Chemicals	0.2
Healthcare-Products	0.2
Software	0.2
Computers	0.1
Environmental Control	0.1
Household Products/Wares	0.1
Internet	0.1
Oil & Gas Services	0.1
Transportation	0.1
Advertising	0.0	*
Cosmetics/Personal Care	0.0	*
Machinery-Diversified	0.0	*
Money Market Investments	0.7
Short-Term Investments	0.5

Total	101.3%

*	Value rounds to less than 0.1% of net assets.

See accompanying notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

Fair Valuation Summary (Unaudited)	September 30, 2018

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$31,952,761	$415,885	$32,368,646
Mortgage-Backed Securities
Commercial Mortgage-Backed Securities—Agency	—	18,167,005	—	18,167,005
Commercial Mortgage-Backed Securities—Non-Agency	—	10,434,549	—	10,434,549
Residential Mortgage-Backed Securities—Agency	—	2,314,881	—	2,314,881
Residential Mortgage-Backed Securities—Non-Agency	—	115,217,126	4,951,131	120,168,257

Total Mortgage-Backed Securities	—	146,133,561	4,951,131	151,084,692

Corporate Bonds*	—	88,024,804	—	88,024,804
Municipal Bonds	—	6,682,818	—	6,682,818

Total Fixed Income Securities	—	272,793,944	5,367,016	278,160,960

Money Market Investments	1,937,093	—	—	1,937,093

Short-Term Investments	1,382,843	—	—	1,382,843

Total Investments	3,319,936	272,793,944	5,367,016	281,480,896

Asset Derivatives
Futures
Equity Risk	60,099	—	—	60,099
Interest Rate Risk	251,479	—	—	251,479

Total	$3,631,514	$272,793,944	$5,367,016	$281,792,474

*	See Schedule of Investments for corresponding industries.

See accompanying Notes to Schedule of Investments.

Notes to Schedule of Investments (Unaudited)	September 30, 2018

Note 1 — Security Valuation

Securities traded on national exchanges are valued at the last reported sales price. Securities traded on the NASDAQ Stock Market (“NASDAQ”) are valued using the NASDAQ Official Closing Price, which may not be the last reported sales price. Other securities, including short-term investments and forward currency contracts, which are traded over-the-counter (“OTC”) are valued, at the mean of the current bid and asked prices as furnished by independent pricing services or by dealer quotations. Futures contracts are valued at the official settlement price of the exchange where they are traded.

Securities for which market quotations are not readily available, including circumstances under which it is determined by TCW Investment Management Company LLC (the “Advisor”) that prices received are not reflective of their market values, are valued by the Advisor’s Pricing Committee in accordance with the guidelines established by the Board’s Valuation Committee and under the general oversight of the Board.

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted (“GAAP”) the Fund discloses investments in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurement broadly based on inputs that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical investments.

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis is as follows:

Asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”). The fair value of ABS and MBS is estimated based on pricing models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise, they would be categorized in Level 3.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy.

Futures contracts. Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. As such, they are categorized in Level 1.

Government and agency securities. Government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, government and agency securities are normally categorized in Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Money market funds. Money market funds are open-end mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported net asset value (“NAV”), they are categorized in Level 1 of the fair value hierarchy.

Municipal bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid wants lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized in Level 2; otherwise, the fair values would be categorized in Level 3.

Restricted securities. Restricted securities, including illiquid Rule 144A securities, issued by non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized in Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Short-term investments. Short-term investments are valued using market price quotations, and are reflected in Level 2 of the fair value hierarchy.

The summary of the inputs used as of September 30, 2018 is listed after the Investments by Sector or Industry table.

The Fund did not have any transfers in and out of Level 1 and Level 2 of the fair value hierarchy during the period ended September 30, 2018.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Asset-Backed Securities	Commercial Mortgage- Backed Securities — Non-Agency	Residential Mortgage-Backed Securities — Non- Agency	Total
Balance as of December 31, 2017	$473,172	$4,070,594	$3,906,290	8,450,056
Accrued Discounts (Premiums)	—	(145,239)	(548,161)	(693,400)
Realized Gain (Loss)	—	—	—	—
Change in Unrealized Appreciation (Depreciation)	(57,287)	(746,184)	(406,156)	(1,209,627)
Purchases	—	—	1,999,158	1,999,158
Sales	—	—	—	—
Transfers in to Level 3 (1)	—	—	—	—
Transfers out of Level 3 (1)	—	(3,179,171)	—	(3,179,171)

Balance as of September 30, 2018	$415,885	$—	$4,951,131	$5,367,016

Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2018	$(57,287)	$—	$(406,156)	$(463,443)

(1)	The Fund recognizes transfers in and out at the beginning of the period.

Significant unobservable valuation inputs for Level 3 investments as of September 30, 2018, are as follows:

Description	Fair Value at September 30, 2018	Valuation Techniques*	Unobservable Input	Price or Price Range	Weighted Average Price
Asset-Backed Securities	$415,885	Third-party Broker	Broker Quotes	$31.00 – $33.00	$31.809
Residential Mortgage-Backed Securities—Non-Agency (Interest Only Collateral Strip Rate Securities)	$2,277,709	Third-party Vendor	Vendor Prices	$0.30 – $15.25	$2.348
Residential Mortgage-Backed Securities—Non-Agency (Interest Only Securities)	$2,673,422	Third-party Vendor	Vendor Prices	$0.62 – $11.69	$3.378

*

The valuation technique employed on the Level 3 securities involves the use of third-party broker quotes and vendor prices. The Advisor monitors the effectiveness of third-party brokers and vendor prices using the Advisor’s own model and inputs.

Derivative Instruments: Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price.

For the period ended September 30, 2018, the Fund had derivatives and transactions in derivatives, grouped in the following risk categories:

Asset Derivatives

	Equity Risk	Interest Rate Risk	Total
Futures Contracts	$60,099	$251,479	$311,578

Total Value	$60,099	$251,479	$311,578

Outstanding Contracts(1)
Futures Contracts	32	96	128

(1)	Amount disclosed represents average number of contracts which are representative of the volume traded for the period ended September 30, 2018.

Forward Foreign Currency Contracts: The Fund enters into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward foreign currency contracts are marked to market daily and the change in market value is recorded by the Fund as unrealized gains or losses in the Statement of Assets and Liabilities. When a contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. There are no foreign currency forward contracts as of September 30, 2018.

Futures Contracts: The Fund seeks to manage a variety of different risks or obtain exposure through the use of futures contracts. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. During the period ended September 30, 2018, the Fund used S&P 500 Index futures to gain exposure to the equity market. The Fund also utilized treasury and other bond futures to help manage interest rate duration and credit market exposure. Futures contracts outstanding as of September 30, 2018 are listed in the Fund’s Schedule of Investments.

The Fund may execute transactions in both listed and OTC markets. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain OTC options may expose the Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the OTC option transaction, the Fund’s maximum amount of loss as purchaser is the premium paid plus any unrealized gain. During the period ended September 30, 2018, the Fund did not purchase or write any option contracts.

Mortgage-Backed Securities: The Fund may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. The Fund may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. The Fund may invest in stripped MBS. Stripped MBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal prepayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs.

When-Issued, Delayed-Delivery, and Forward Commitment Transactions: The Fund may enter into when issued, delayed-delivery or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, the Fund commits to purchase particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when issued, delayed-delivery or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate. In addition, because the Fund is not required to pay for when-issued, delayed-delivery or forward commitment securities until the delivery date, they may result in a form of leverage. To guard against this deemed leverage, the Fund monitors the obligations under these transactions and ensures that the Fund has sufficient liquid assets to cover them.

Security Lending: The Fund may lend its securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Fund can accept money market instruments or U.S. government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Fund earns additional income for lending its securities by investing the cash collateral in short-term investments. The Fund did not lend any securities during the period ended September 30, 2018.

Note 2 — Restricted Securities

The Fund is permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered before being sold to the public (exemption rules apply). Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). However, the Fund considers 144A securities to be restricted if those securities have been deemed illiquid by the Advisor. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Restricted securities outstanding at September 30, 2018 are listed below:

Issuer Description	Acquisition Date	Acquisition Cost	Aggregate Value	Percentage of Net Assets
Citigroup Commercial Mortgage Trust, (12-GC8-XA), 1.814%, due 09/10/45	2/13/2015-2/26/2015	$352,593	$191,860	0.1%
Four Times Square Trust Commercial Mortgage Pass-Through Certificates (06-4TS-X) , 0.364% due 12/13/28	3/22/2018-6/19/2018	299,518	259,417	0.1%
GS Mortgage Securities Trust GSMS (12-SHOP-XA), 1.438% due 06/05/31	6/19/2018	433,830	261,119	0.1%
GS Mortgage Securities Trust GSMS (12-GC6-XB), 0.257% due 01/10/2045	2/1/2018	141,354	122,672	0.0%
JPMorgan Chase Commercial Mortgage Securities Trust, (09-IWST-XA), 1.873%, due 12/05/27	3/23/2017	540,848	249,549	0.1%
JPMorgan Chase Commercial Mortgage Securities Trust, (12-HSBC-XA), 1.431%, due 07/05/2032	10/11/2017	275,217	216,395	0.1%
Morgan Stanley Capital I Trust (12-C4-XA), 2.271% due 03/15/45	5/16/2018	358,849	319,043	0.1%
UBS Commercial Mortgage Trust (12-C1-XA) , 2.271%, due 05/10/45	6/27/2017	426,547	343,045	0.1%
WFRBS Commercial Mortgage Trust (12-C8-XA) 1.8514% due 08/15/2045	12/22/2017	317,481	265,091	0.1%

		$3,146,237	$2,228,191	0.8%

Item 2.	Controls and Procedures.

(a) The Registrant’s Chief Executive Officer and Chief Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

(a) Certification of Chief Executive Officer and Chief Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Strategic Income Fund, Inc.

By (Signature and Title)	/s/ David S. DeVito

David S. DeVito President and Chief Executive Officer

Date	November 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David S. DeVito

David S. DeVito President and Chief Executive Officer

Date	November 2, 2018

By (Signature and Title)	/s/ Richard M. Villa

Richard M. Villa Treasurer and Chief Financial Officer

Date	November 2, 2018